UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005
                                                         -----------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)

      001-05767                                          54-0493875
      ---------                                          ----------
     (Commission                                      (I.R.S. Employer
      File No.)                                      Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (804) 527-4000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 for a discussion of executive officer promotions approved by the Circuit City Board of Directors on February 14, 2005. In connection with these promotions, compensation changes were made under existing Employment Agreements between Circuit City Stores, Inc. (the "Company") and Philip J. Schoonover and between the Company and Michael E. Foss.

A summary of compensation information for Mr. Schoonover and Mr. Foss as a result of their promotions is included in Exhibit 99.2. The compensation changes are effective as of February 15, 2005.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2005, the Board of Directors of Circuit City Stores, Inc. appointed Philip J. Schoonover to the position of President and Michael E. Foss to the position of Executive Vice President and Chief Financial Officer. W. Alan McCollough, who previously held the titles of Chairman, President, and Chief Executive Officer, will continue to serve as Chairman and Chief Executive Officer. A press release announcing these actions is Exhibit 99.1 to this report.

Mr. Schoonover, 44, joined Circuit City in October 2004 as Executive Vice President and Chief Merchandising Officer. Prior to joining Circuit City, he was executive vice president - customer segments at Best Buy Co., Inc. from April 2004 until September 2004. He joined Best Buy in 1995, and previously served as executive vice president - new business development from February 2002 until April 2004 and executive vice president - digital technology solutions from February 2001 until February 2002. Before that he served for five years as senior vice president - merchandising. Before joining Best Buy, he was an executive vice president at TOPS Appliance City.

Mr. Foss, 47, joined Circuit City in June 2003 as Senior Vice President and Chief Financial Officer.

                 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

       (c)    Exhibits

Exhibit No.      Description of Exhibit
99.1             Press Release Issued February 15, 2005
99.2             Summary of Compensation Information





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CIRCUIT CITY STORES, INC.



                            By:/s/ W. Alan McCollough
                               ---------------------------------------
                               W. Alan McCollough
                               Chairman and Chief Executive Officer



Date:    February 17, 2005





                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99.1              Press Release Issued February 15, 2005
99.2              Summary of Compensation Information